                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           BEVERLY ENTERPRISES, INC.
                              5111 ROGERS AVENUE,
                                   SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

TIME.................................................    10:00 a.m., local time, on Thursday, May 27,
                                                         1999

PLACE................................................    Holiday Inn
                                                         700 Rogers Avenue
                                                         Fort Smith, Arkansas

ITEMS OF BUSINESS....................................    (1) Elect nine members of the Board of Directors
                                                         (2) Approve Ernst & Young LLP as our independent
                                                             auditors for 1999
                                                         (3) Transact any other business properly before
                                                             the Annual Meeting and adjournment

RECORD DATE..........................................    If you were a stockholder on March 31, 1999, you
                                                         are entitled to vote.

ANNUAL REPORT........................................    Our 1998 Annual Report, which is not part of the
                                                         proxy soliciting material, is enclosed.

PROXY VOTING.........................................    It is important that your shares of stock be
                                                         represented and voted at the meeting. Please
                                                         MARK, SIGN, DATE AND PROMPTLY RETURN the
                                                         enclosed proxy card in the postage-paid
                                                         envelope.

                                                         Any proxy may be revoked at any time prior to
                                                         its exercise at the meeting.

April 23, 1999                                               ROBERT W. POMMERVILLE
                                                             Secretary

                     TABLE OF CONTENTS                        PAGE
----------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING.....................................COVER

ANSWERS TO FREQUENTLY ASKED QUESTIONS.......................    1

PROPOSALS YOU MAY VOTE ON...................................    5

       ITEM 1 -- ELECTION OF DIRECTORS......................    5
       ITEM 2 -- APPROVAL OF THE APPOINTMENT OF ERNST &
                 YOUNG LLP AS INDEPENDENT AUDITORS..........    5

NOMINEES FOR THE BOARD OF DIRECTORS.........................    6

BOARD OF DIRECTORS -- COMMITTEES DURING 1998................    7

BOARD OF DIRECTORS -- COMPENSATION..........................    8

       How is the Board compensated?........................    8
       What are the non-employee director stock based
        programs?...........................................    8
       How much Beverly stock does the Board own?...........    9

SECURITY OWNERSHIP OF MANAGEMENT............................    9

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....   10

       Compensation Practices...............................   10
       1998 Compensation....................................   10

               Base Salary..................................   10
               Annual Incentive Compensation................   11
               Long-Term Incentive Compensation.............   11
               Retirement Benefits..........................   11

       Response to Tax Laws Limiting Deductions for
        Compensation........................................   12

EXECUTIVE COMPENSATION......................................   13

       Summary Compensation Table...........................   13
       Option/SAR Grants in 1998............................   15
       Aggregated Option/SAR Exercises in 1998 and Fiscal
        Year-End Option/SAR Values..........................   16

PERFORMANCE GRAPH...........................................   17

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE
      IN CONTROL AGREEMENTS.................................   17

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
      OF 1934...............................................   19

OTHER MATTERS...............................................   19

                              PROXY STATEMENT FOR
                           BEVERLY ENTERPRISES, INC.
                        1999 ANNUAL STOCKHOLDERS MEETING

                     ANSWERS TO FREQUENTLY ASKED QUESTIONS

1.         Q:       Why am I receiving these Proxy materials?

           A: Beverly's Board is asking for the right to vote your shares as your proxy at the Annual Meeting. Acting as your proxy, the Proxy Committee will vote your shares as you instruct on your proxy card. This proxy statement includes a discussion about the issues to be voted on. Each share you own is entitled to one vote on each matter considered at the Annual
                    Meeting.

2.         Q:       What may I vote on?

           A: (1) The election of nominees to serve on the Board of Directors.
                    (2) The approval of the appointment of our independent auditors for 1999.

3.         Q:       What vote is required to approve each proposal?

           A:       Election to the Board

                    - The nine nominees who receive the most votes will be elected.
                    - If you don't vote or indicate "withhold authority" for a particular nominee on your proxy card, your shares will not count either "for" or "against" the nominee.

                    Appointment of independent auditors

                    - The affirmative vote of a majority of the shares present, in person or by proxy, is required to approve the appointment of the independent auditors for 1999.
                    - If you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

4.         Q:       How does the Board recommend I vote on the proposals?

           A: The Board recommends a vote FOR each of the nominees and FOR appointment of Ernst & Young LLP as independent auditors for 1999.

5.         Q:       Who is entitled to vote?

           A:       Stockholders as of the close of business on March 31, 1999
                    (the Record Date) are entitled to vote. As required by Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting on May 27, 1999, and for 10 days prior to the meeting, during normal business hours at Beverly's corporate office, 5111
                    Rogers Avenue, Suite 40-A.

6.         Q:       Does holding my stock in a brokerage account affect my
                    entitlement to vote?

           A: If your shares are held in a brokerage account, your broker or a custodian is shown on our books as the stockholder and the person entitled to vote the shares. Under the rules of the New York Stock Exchange, your broker is required to seek instructions from you on how to vote the shares of your stock. You received this proxy statement and the Company's annual report along with the request for instructions on how to vote.

7.         Q:       What happens if I don't instruct my broker how to vote?

           A: Under the rules of the New York Stock Exchange, your broker can vote your shares without your instructions on each of the proposals unless a counter-solicitation develops, creating a contest on any proposal. After a contest develops, the broker cannot vote your shares on that proposal without instruction from you. Lack of authority to vote is called a "broker non-vote". It will not be counted as a vote "for" or "against" the proposal.

8.         Q:       What happens if I do not vote the shares registered in my
                    name?

           A: If your shares are held by you in a registered account maintained by the transfer agent, The Bank of New York, your shares will not be voted or considered in the determination of a quorum.

                    There is a risk to your account if you do not vote your shares. The risk relates to the abandoned property law. This is a law that has been adopted by all states. It provides for the state to take possession of property abandoned by its owner. This law presumes that, where there is a lack of communication between you and the transfer agent for a specified period of time, you have abandoned the account.
                    Once this presumption arises, the transfer agent is required to attempt to contact you but if the attempt is unsuccessful, it must transfer the stock in your account to the state of your last known address, as shown on the records of the transfer agent. If the shares in your account are transferred to the state, the certificate you are holding is canceled and you are no longer a stockholder. The only way to have your stock ownership reinstated is to contact the state holding your stock.

                    To avoid these consequences, make sure you contact the transfer agent with any change of address so that you will be assured of receiving communication from us and the transfer agent. Signing and returning the enclosed proxy card is a way to make sure communication is established.

9.         Q:       What is a "quorum"?

           A: A "quorum" is a majority of the issued and outstanding shares. As of March 31, 1999 (the Record Date) there were
                    102,493,655 shares of Beverly stock issued and outstanding.
                    There must be at least 51,246,828 shares present or represented by proxy at the Annual Meeting for it to be held. If you vote by proxy card, your shares will be considered part of the quorum.

10.        Q:       How do I vote?

           A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted by David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville FOR all proposals.

11.        Q:       May I revoke my proxy?

           A: If you give a proxy, you can revoke it at any time before your shares are voted. You can revoke in any one of three ways:

                    -      submit a valid, later-dated proxy card,
                    - notify Beverly's secretary, in writing, before the Annual Meeting that you have revoked your proxy, or
                    -      vote in person at the Annual Meeting.

12.        Q:       What does it mean if I get more than one proxy card?

           A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card.
                    Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).
                    You can accomplish this by contacting our transfer agent, The Bank of New York, 101 Barclay Street, New York, NY
                    10286.

                    Consolidating accounts is also helpful in avoiding the abandoned property problem discussed in Question and Answer
                    8.

13.        Q:       Who will count the votes?

           A: Representatives of The Bank of New York, acting as independent tabulator, will count the votes. John W.
                    MacKenzie, an officer of the Company, will act as the inspector of elections.

14.        Q:       How will voting on any other business be conducted?

           A: Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented, your signed proxy card gives authority to David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville to vote on such matters at their discretion.

15.        Q:       How do I vote if I participate in the employee stock
                    purchase plan?

           A: Merrill Lynch, as administrator of the plan, is the record holder of the shares. Merrill Lynch will seek instructions from you on how to vote.

16.        Q:       Who can attend the Annual Meeting?

           A: All stockholders of record on March 31, 1999 can attend. If your stock is held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) to the Annual Meeting.

17.        Q:       Who are the largest principal stockholders?

           A: Beneficial owners of Beverly stock in excess of 5% of the outstanding shares as of December 31, 1998 are required to file reports showing the number of shares owned on December
                    31 with the Securities and Exchange Commission (the
                    "Commission") and send a copy to the Company. Based on those reports, the stockholders beneficially owning 5% or more of the outstanding shares are:

                    --     Franklin Mutual Advisors, Inc.
                           777 Mariners Island Blvd. P. O. Box 7777
                           San Mateo, CA 94403-7777
                           7,621,500 shares or 7.44% as of December 31, 1998

                    --     ICM Asset Management
                           601 W. Main Ave., Suite 600
                           Spokane, WA 99201
                           5,144,250 shares or 5.02% as of December 31, 1998

18.        Q:       When are the stockholder proposals for the 2000 annual
                    meeting due?

           A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing for receipt by December 21, 1999. They should be sent to Robert
                    W. Pommerville, Executive Vice President, General Counsel and Secretary, BEVERLY ENTERPRISES, INC., 5111 ROGERS
                    AVENUE, SUITE 40-A, FORT SMITH, AR 72919-0155.

                    Additionally, Beverly's advance notice by-law provision requires that any stockholder proposal to be presented from the floor of the 2000 annual meeting be received by Robert
                    W. Pommerville seventy-five (75) days before the meeting. It is currently expected that the 2000 annual meeting will be held on May 25, 2000. If this date is set by the Board, stockholder proposals to be presented will be due by March
                    13, 2000. Proposals may be presented from the floor only after a determination has been made that it is a proper matter for consideration.

19.        Q:       Can a stockholder nominate someone to be a director?

           A: As a stockholder, you may recommend any person as a nominee for director by writing to the Chairman of the Nomination
                    Committee of the Board, c/o Robert W. Pommerville at the address above. The recommendations must be accompanied by the following information:

                    -      name and address of the nominating stockholder
                    - a representation that the nominating stockholder is a record holder
                    - a representation that the nominating stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified
                    -      information regarding each nominee which would be
                           required to be included in a proxy statement
                    -      a description of any arrangements or understandings
                           between the nominating stockholder and the nominee
                    - the consent of each nominee to serve as a director, if elected

20.        Q:       How much did this proxy solicitation cost?

           A: Georgeson & Company was hired to assist in the distribution of proxy materials and solicitation of votes for $8,500, plus estimated out-of-pocket expenses of $5,000. We also reimburse brokerage houses for out-of-pocket costs. A few
                    Company officers and employees may also participate in the solicitation, without additional compensation.

                           PROPOSALS YOU MAY VOTE ON

1.       ELECTION OF DIRECTORS

       There are 9 current directors as nominees for re-election. Detailed information on each nominee is provided on the next page. All directors are elected annually and serve a one-year term until the next annual meeting and until their successor is elected and qualified. Except as otherwise specified on your proxy card, proxies will be voted for election of all nominees.

       If a nominee becomes unable to stand for re-election, the Board may reduce the number of directors or designate a substitute which it believes will carry on our present policies. If a substitute is designated, proxies voted for the original nominee will be cast for the substitute.

       YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.       APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
         AUDITORS

       The Audit Committee has approved, subject to your approval, the appointment of Ernst & Young LLP as our independent auditors for 1999. Ernst & Young LLP has been our auditors since 1965. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

       Audit services provided by Ernst & Young LLP during 1998 included an audit of Beverly's consolidated financial statements, audits of the separate financial statements of certain Beverly subsidiaries, audits of employee benefit plan financial statements and review of certain filings with the Commission. In addition, Ernst & Young provided some non-audit services.

      YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ERNST & YOUNG LLP'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 1999.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                                   (1)Principal Occupation or Employment                         Director
              Name                                     (2)Other Business Affiliations                   Age       Since
              ----                                     ------------------------------                   ---       -----

Beryl F. Anthony, Jr. .............     (1) Partner in law firm of Winston & Strawn since 1993.         61         1993
                                        Former U.S. Congressman and Chairman of the Democratic
                                        Congressional Campaign Committee.

David R. Banks.....................     (1) Chairman and Chief Executive Officer of Beverly             62         1979
                                        Enterprises, Inc. since 1990.

                                        (2) Director, Nationwide Health Properties, Inc.,
                                        PharMerica, Inc. and Ralston Purina Company. Trustee for
                                        Occidental College.

Carolyne K. Davis, R.N., Ph.D. ....     (1) International health care consultant since 1985.            67         1997

                                        (2) Director, Beckman Coulter, Inc., Pharmaceutical
                                        Marketing Services, Inc., The Prudential Insurance Company
                                        of America, Inc. and MiniMed, Inc.

James R. Greene....................     (1) Director and consultant to various U.S. and                 77         1991
                                        international businesses since 1986.

                                        (2)Director, Bank Leumi and Buck Engineering Company.

Boyd W. Hendrickson................     (1) President and Chief Operating Officer of Beverly            54         1995
                                        Enterprises, Inc. since 1995. Previously Executive Vice
                                        President of Beverly Enterprises, Inc. since 1990.

                                        (2) Director, PharMerica, Inc., a major supplier of
                                        institutional pharmacy services to Beverly and Superior
                                        Financial Corp.

Edith E. Holiday...................     (1) Attorney. Former Assistant to the President of the          47         1995
                                        United States and Secretary of the Cabinet. Former General
                                        Counsel, United States Department of the Treasury.

                                        (2) Director, Amerada Hess Corporation, Hercules
                                        Incorporated and H.J. Heinz Company. Director or trustee of various investment companies in the Franklin Templeton group of funds.

Jon E.M. Jacoby....................     (1) Executive Vice President, Chief Financial Officer and       61         1987
                                        director, Stephens Group, Inc. since 1986.

                                        (2) Director, Delta and Pine Land Company, Inc. and
                                        Power-One, Inc.

Risa J. Lavizzo-Mourey, M.D. ......     (1) Director, Institute of Aging. Chief, Division of            44         1995
                                        Geriatric Medicine and Associate Executive Vice President
                                        for Health Policy, University of Pennsylvania, Ralston-Penn
                                        Center.

                                        (2) Director, Managed Care Solutions, Inc. and Hanger
                                        Orthopedic Group, Inc.

Marilyn R. Seymann, Ph.D. .........     (1) President and Chief Executive Officer, M One, Inc., an      56         1995
                                        information systems consulting firm.

                                        (2) Director, Community First Bankshares, Inc. and True
                                        North Communications, Inc.

                  BOARD OF DIRECTORS -- COMMITTEES DURING 1998

                                                                                                              Quality
             Name                     Board      Audit      Compensation      Executive      Nominating      Management
             ----                     -----      -----      ------------      ---------      ----------      ----------
Beryl F. Anthony, Jr. ...........       X                        X*               X              X
David R. Banks...................       X*                                        X
Carolyne K. Davis, R.N., Ph.D....       X          +                              X                              X
James R. Greene..................       X          X*            X                                               X
Boyd W. Hendrickson..............       X                                         X
Edith E. Holiday.................       X          X                                             X               X
Jon E.M. Jacoby..................       X          X                              X*
Risa J. Lavizzo-Mourey, M.D......       X          +             X                                               X*
Marilyn R. Seymann, Ph.D.........       X          X                                             X*              X
Number of Meetings in 1998.......       6          6             4                5              2               5

X      Member
*      Chairperson
+ Dr. Davis and Dr. Lavizzo-Mourey were added to the Audit Committee as honorary members to deal only with the oversight of the OIG investigation. In February 1999, the Board formed a separate Litigation and Compliance Committee which now has oversight of the OIG investigation.

---------------------------------------------------------------------------------------------------------------------------
 AUDIT:               --  recommends appointment of           EXECUTIVE:            --  exercise all authority of the Board
                          independent auditors                                          except those delegated to other
                      --  reviews scope and results of audit                            committees or extraordinary actions
                          plans and accounting practices
                                                              ----------------------------------------------------------
                      --  oversees internal audit function    NOMINATING:           --  identifies and recommends
                      --  oversees Year 2000 remediation                                candidates for election to Board
                      --  oversees response to OIG                                  --  establishes procedures and criteria
                          investigation                                                 for nomination
                      --  all members are non-employee                              --  administers self-evaluation
                          directors
---------------------------------------------------------------------------------------------------------------------------
 COMPENSATION:        --  reviews compensation matters        QUALITY               --  monitors quality of service
                          related to senior managers          MANAGEMENT:           --  reports progress to the Board
                      --  oversees compensation programs,
                          policies and practices
                      --  approves goals for incentive plans
                          and evaluates performance
                      --  issues Compensation Committee
                          Report (see p. 10)
---------------------------------------------------------------------------------------------------------------------------

     Each director attended at least 75% of all meetings of the Board and any committees to which the director was assigned.

                       BOARD OF DIRECTORS -- COMPENSATION

HOW IS THE BOARD COMPENSATED?

 -- Employee directors receive no additional compensation, other than their normal salary and expense reimbursement, for serving on the Board or its committees.

 --    Non-employee directors receive:

       -       annual stock option grant of 3,375 shares.
       -       annual grant of 675 deferred share units.
       -       $25,000 annual fee.
       -       $1,000 for each Board or committee meeting attended.
       -       $1,000 for chairing a committee meeting attended.
       - right to defer cash compensation in exchange for deferred share units, plus a 25% Company match.
       -       reimbursement for out-of-pocket costs.

 -- In 1998, non-employee directors, as a group, received $20,616 in cash and $349,750 credited as deferred share units which includes Company match.

WHAT ARE THE NON-EMPLOYEE DIRECTOR STOCK-BASED PROGRAMS?

 --    Non-Employee Directors Stock Option Plan.

       - The annual grant of an option to purchase 3,375 shares of Beverly stock which vests one year from the grant date. Grants are made at fair market value.

 --    Non-Employee Director Deferred Compensation Plan.

       - Permits non-employee directors to defer all or a portion of their cash compensation. Deferred compensation is designated as share units, cash units or a combination of both. If the compensation is deferred as share units, 25% of the amount deferred is matched. Each share unit has a value equivalent to one share of Beverly stock. Cash units accrue interest.
       - Distributions will be made in shares of Beverly stock unless the Board approves a payment in cash. Distributions start upon retirement, termination, death or disability.
       -       Also receive an annual grant of 675 deferred share units.

HOW MUCH BEVERLY STOCK DOES THE BOARD OWN?

             Stock Ownership for Non-Employee Directors as a Group

                                    [Chart]

                        SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth as of March 31, 1999, the amount of Beverly stock beneficially owned by the directors, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. This table is based on information we obtained from these people.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                SOLE
                                               VOTING       OPTIONS                                               PERCENTAGE
                                                AND       EXERCISABLE      OTHER                                      OF
                                             INVESTMENT    WITHIN 60     BENEFICIAL      DEFERRED                   COMMON
                                               POWER         DAYS       OWNERSHIP(2)   COMPENSATION     TOTAL       STOCK
                                             ----------   -----------   ------------   ------------   ---------   ----------
Beryl F. Anthony, Jr. .....................         0         33,750            0          17,640(4)     51,390      *
David R. Banks.............................   123,522(1)     496,824       16,319          11,024(3)    647,689      *
Carolyne K. Davis, R.N., Ph.D..............         0              0            0           6,898(4)      6,898      *
James R. Greene............................       500         13,500            0          24,177(4)     38,177      *
Boyd W. Hendrickson........................   120,777(1)     246,188        1,400           9,842(3)    378,207      *
Edith E. Holiday...........................       800         13,500          200           8,065(4)     22,565      *
Jon E.M. Jacoby............................         0         33,750            0          20,487(4)     54,237      *
Risa J. Lavizzo-Mourey, M.D................    11,997         13,500            0          12,094(4)     37,591      *
William A. Mathies.........................    74,550(1)     130,950        2,879           6,454(3)    214,833      *
Marilyn R. Seymann, Ph.D...................     1,000         13,500            0          12,647(4)     27,147      *
Bobby W. Stephens..........................   255,985(1)     108,000        6,386           5,608(3)    375,979      *
Scott M. Tabakin...........................    49,378(1)     153,900            0           5,834(3)    209,112      *

All Directors and Executive Officers as a
  Group (18 Persons).......................   910,334      2,033,822       28,034         168,982     3,141,172    3.06%

------------
     * Percentage of Beverly stock owned does not exceed 1%.

(1) Includes shares allocated through participation in the Employee Stock Purchase Plan.

(2) Shares owned by family members.

(3) Shares credited under Executive Deferred Compensation Plan.

(4) Shares credited under Non-Employee Director Deferred Compensation Plan.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors consists of three independent, non-employee directors. Our objective is to develop executive compensation policies that are directly aligned with Beverly's strategic goals. We also approve the design of Beverly's broad-based compensation programs, evaluate their effectiveness and authorize new plans and strategies, as appropriate.

COMPENSATION PRACTICES

       As members of the Compensation Committee, our goal is to design compensation programs that support Beverly's business objectives by:

       - using compensation programs that are competitive in the marketplace and that adequately recognize and reward individual contribution, in order to allow Beverly to recruit, retain and develop highly qualified executive talent,

       - aligning executives' pay and incentives with the interests of Beverly's stockholders by emphasizing the variable and at-risk portion of compensation under incentive plans which reward both short- and long-term corporate and individual performance,

       - targeting all elements of compensation levels at the median (50th percentile) relative to the companies that the Compensation Committee looks to when establishing policies, and

       -       promoting executive stock ownership and stock retention.

       We rely on information from a number of sources to assist us in implementing these policies. We work with an executive compensation consulting firm that provides guidance on industry practices and assists in valuing various forms of compensation. We evaluate competitive compensation practices and amounts by considering data assembled by the compensation consultant. The information provided to us for this purpose looks at companies in the service industry with comparable revenues, employee size and market capitalization. Also included are companies in the healthcare services industry. Some of the companies are included in the S&P Midcap 400 Index, for which stock price performance information is presented in the Performance Graph on page 17 of this Proxy Statement. We do not receive compensation information on all of those companies since many of them do not satisfy our comparability standards in terms of revenues, employee size or market capitalization. Finally, we also receive input from Beverly's Chief Executive Officer regarding the elements of compensation and the overall compensation packages that he recommends for other executive officers.

1998 COMPENSATION

       For 1998, executive compensation at Beverly consisted of four primary elements: base salary, an annual incentive compensation potential, long-term incentive compensation in the form of stock options and retirement benefits. As noted above, we set each element of compensation, as well as the overall compensation package, so that its target value is at the 50th percentile relative to the compensation paid by companies included in the competitive market information data assembled by our compensation consultant.

     BASE SALARY

       We review the base salary of Beverly's corporate officers on an annual basis. In addition to considering the median salaries for comparable positions at the other companies reflected in the competitive market information, we also consider the level and scope of responsibility, experience and performance of individual officers, as well as relative salary levels among Beverly officers. However, we do not assign a specific weight to each of these factors.

       Consistent with these practices, at our February 18, 1999 meeting, we reviewed salary levels for Mr. Banks, Beverly's Chairman and Chief Executive Officer. As part of that review, we evaluated Mr. Banks' performance under various criteria that we had established and communicated to Mr. Banks in February 1998. Based on Mr. Banks' performance under these criteria and on the competitive market information, we set Mr. Banks' salary at $775,000, effective March 1, 1999. This represents a 4.4% increase over Mr. Banks' 1998 salary level, which places his salary at approximately the 50th percentile relative to that of other chief executive officers for the companies included in the competitive market information.

     ANNUAL INCENTIVE COMPENSATION

       For 1998, we had established an annual incentive compensation program designed to tie a component of compensation for Beverly's officers directly to Beverly's financial performance. Under the program, amounts were payable only if Beverly's earnings per share and return on assets met certain pre-established target levels. These financial targets were established early in 1998, based on each covered officer's areas of responsibility. Under the program, provided that the pre-established financial targets were met, we also retained discretion to adjust downward the amount payable to officers based upon their satisfaction of strategic objectives and individual goals that had been established. The target payout under this program ranged from 25% to 60% of base salary, with the maximum annual incentive payment possible equaling two times that amount.

       Because Beverly's 1998 earnings per share did not meet the target level, no amounts were paid for 1998 to Mr. Banks or to the other executive officers named in the Summary Compensation Table.

     LONG-TERM INCENTIVE COMPENSATION

       We strongly believe that stock-based compensation, in the form of employee stock options, creates a direct link between the long-term financial interests of Beverly's executives and Beverly's stockholders. As a matter of policy, except where we issue options in exchange for other options in a corporate transaction, we grant options with an exercise price equal to the market price of Beverly's stock on the date of the option grant. In that way, the options only have value if Beverly's stock price appreciates. We also recognize that stock options form an important part of competitive pay practices. Accordingly, we have typically made annual grants of stock options to Beverly's officers and other key personnel. In determining the size and other terms of stock option grants, we review information on competitive practices and valuation provided by our compensation consultant. Consistent with past practice, we made annual option grants to Beverly's executive officers for 1998.

       In order to provide a significant one-time incentive to Mr. Banks, on February 19, 1998, we granted him an option to purchase 530,791 shares of Beverly stock at an exercise price per share of $14.25. These options vest over the period from the date of grant until Mr. Banks reaches age 65, subject to acceleration if Mr. Banks' employment is terminated on account of death or disability or upon a change in control. The size of this grant was targeted to provide long-term compensation over the period until Mr. Banks reaches retirement age at the 50th percentile relative to that of other chief executive officers of the companies included in the competitive market information. Therefore, we do not expect to be making additional annual grants of options to Mr. Banks.

     RETIREMENT BENEFITS

       In addition to maintaining standard broad-based employee benefit plans that had been in effect, on February 19, 1998 we adopted a supplemental executive retirement program. Generally, this program provides for an annual retirement income payment equal to 50% of a covered officer's average base salary, calculated using his or her salary over the last three years of his or her employment and paid monthly for 15 years. Benefit amounts are lower if a participant does not satisfy age and service requirements specified in the plan. While most of Beverly's executive officers are covered by this plan, we determined that, due to the relatively short period before Mr. Banks reaches retirement age, Mr. Banks' supplemental retirement benefits should be tied to appreciation in the value of Beverly's stock. Therefore, instead of providing a formula payout under this plan, we granted Mr. Banks stock options to purchase 352,066 shares of Beverly stock. The exercise price per share of these options is $14.25, which equals the market price of Beverly's stock on the date of the option grant, and the options vest when Mr. Banks reaches age 65, subject to acceleration if Mr. Banks' employment is terminated on account of death or disability or upon a change in control. The size of this grant was targeted to provide Mr. Banks with a benefit comparable to that provided to other executives participating in the supplemental executive retirement program, assuming an annual base salary increase of 5% and a 15% stock price appreciation.

RESPONSE TO TAX LAWS LIMITING DEDUCTIONS FOR COMPENSATION

       Section 162(m) of the Internal Revenue Code generally sets a $1 million per person limit on a company's ability to deduct compensation paid to the company's five most highly paid executive officers. Section 162(m) does provide an exemption to this limit for compensation that qualifies under the Code as "performance-based compensation." Your Board has determined that we should seek to retain full tax deductibility for its incentive compensation programs. Therefore, we have designed Beverly's annual and long-term compensation programs so that compensation earned under those plans can meet the definition of "performance-based compensation." As a result, we do not believe that any compensation paid in 1998 will fail to be deductible on account of Section 162(m).

                                       COMPENSATION COMMITTEE

                                       Beryl F. Anthony, Jr., Chairman
                                       James R. Greene
                                       Risa J. Lavizzo-Mourey, M.D.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                              Long-Term
                                                                                             Compensation
                                                                                        ----------------------
                                                                                            Awards Payouts
                                            Annual                                      ----------------------
                                         Compensation          Other       Restricted    Securities
                                     --------------------      Annual        Stock       Underlying     LTIP      All Other
         Name and           Fiscal    Salary      Bonus     Compensation     Awards     Options/SARs   Payouts   Compensation
    Principal Position       Year      ($)         ($)         ($)(2)        ($)(4)         (#)          ($)        ($)(6)
    ------------------      ------   --------    --------   ------------   ----------   ------------   -------   ------------
David R. Banks............   1998    $761,492(1)     None         None          None      882,857       None       $35,379
Chairman of the Board and    1997     694,806(1) $630,000         None          None      121,500       None        40,602
Chief Executive Officer      1996     597,542     324,973         None      $697,500      121,500(5)    None        20,230

Boyd W. Hendrickson.......   1998     543,923(1)     None         None          None      183,700       None        31,054
President and Chief          1997     497,500(1)  375,000(1)      None          None       87,750       None        28,988
Operating Officer            1996     437,971     245,314         None       581,250       87,750(5)    None        17,973

William A. Mathies........   1998     386,885(1)     None         None          None       87,400       None        18,825
Executive Vice President     1997     322,500(1)  182,672(1)      None          None       54,000       None        20,104
and President-Beverly        1996     275,000     185,000     $216,198(3)    465,000       54,000(5)    None         8,858
Healthcare

Bobby W. Stephens.........   1998     321,415(1)     None         None          None       87,400       None        28,934
Executive Vice President-    1997     299,550(1)  180,000(1)      None          None       54,000       None        28,819
Asset Management             1996     283,725     126,909         None       465,000       54,000(5)    None        21,554

Scott M. Tabakin..........   1998     341,169(1)     None         None          None       87,400       None        25,049
Executive Vice President     1997     298,750(1)  180,000(1)      None          None       54,000       None        16,175
and Chief Financial          1996     220,053     119,931         None       571,250       81,000(5)    None        13,433
Officer

----------
(1) Six percent of this amount was deferred into the Beverly Enterprises, Inc. Executive Deferred Compensation Plan.

(2) In accordance with Commission regulations, perquisites and personal benefits totaling less than 10% of the total of annual salary and bonus for the named executive officers have not been reported.

(3) Relocation costs and expenses paid to Mr. Mathies in connection with his relocation from California to Arkansas.

(4) Amounts shown as Restricted Stock Awards consist of the following (shown in dollars) (Beverly does not currently pay dividends on its common stock).

                            YEAR   MR. BANKS   MR. HENDRICKSON   MR. MATHIES   MR. STEPHENS   MR. TABAKIN
                            ----   ---------   ---------------   -----------   ------------   -----------
Restricted Stock Grants     1998       None           None            None           None          None
                            1997       None           None            None           None          None
                            1996       None           None            None           None      $106,250(a)

Performance Shares(b)       1998       None           None            None           None          None
                            1997       None           None            None           None          None
                            1996   $697,500       $581,250        $465,000       $465,000      $465,000

Total                       1998       None           None            None           None          None
                            1997       None           None            None           None          None
                            1996   $697,500       $581,250        $465,000       $465,000      $571,250

----------

    (a)The total $106,250 restricted stock award to Mr. Tabakin in 1996 was made on October 10, 1996, at which time the closing price of Beverly stock was $10.625, a grant of 10,000 shares which vest twenty-five percent per year beginning one year from the date of grant. These shares have all vested. Unvested shares vested as a result of the reorganization on December 3, 1997.

    (b)The Performance Share awards consist of, on February 9, 1996, at which time the closing price of Beverly stock was $11.625, a grant of performance-based restricted stock. Performance was to be measured by appreciation in the price of Beverly stock from December 31, 1995. All of the Performance Shares vested as a result of the reorganization on December 3, 1997.

(5) Shares reflect anti-dilution adjustments made December 3, 1997 to preserve the intrinsic value of the options following the reorganization.

(6) All other compensation consists of the following:

                           YEAR   MR. BANKS   MR. HENDRICKSON   MR. MATHIES   MR. STEPHENS   MR. TABAKIN
                           ----   ---------   ---------------   -----------   ------------   -----------
Matching Contribution      1998    $ 2,430        $ 2,430         $ 2,430       $ 2,430        $ 2,430
to Employee Stock          1997      2,340          2,340           2,340         2,340          2,340
Purchase Plan              1996      2,340          2,340           2,340         2,340          2,340

Executive Medical          1998      2,922          3,902           1,385        11,808          7,992
Plan                       1997      2,586          3,700           3,008        11,500          1,642
                           1996      3,834          6,659           1,347        12,066          5,786

Premiums Under             1998      1,122            875             120           312            872
Executive Life             1997      1,404          1,125             183           474            872
Insurance Plan (a)         1996      1,350          1,080             177           438            872

Regular Life               1998      9,581          2,727             423         1,492            567
Insurance Plan (b)         1997      8,762          2,458             341         1,396            319
                           1996      5,648          2,187             297         1,315            244

Matching Contribution      1998      6,112          4,457           3,045         2,492          2,491
to Executive Savings       1997     12,546          9,214           6,706         5,958          3,851
Plan                       1996      3,341          1,990             980         1,678            474

Matching Contribution      1998     11,422         13,784           8,543         7,521          7,818
to Executive Deferred      1997     10,500          7,500           4,875         4,500          4,500
Compensation Plan (c)      1996       None           None            None          None           None

Benefit Allowance (d)      1998      1,790          2,879           2,879         2,879          2,879
                           1997      2,464          2,651           2,651         2,651          2,651
                           1996      3,717          3,717           3,717         3,717          3,717

Total                      1998    $35,379        $31,054         $18,825       $28,934        $25,049
                           1997     40,602         28,988          20,104        28,819         16,175
                           1996     20,230         17,973           8,858        21,554         13,433

----------
   (a) Amount shown represents the dollar value benefit of premium payments under split dollar life insurance policies for which Beverly will be reimbursed for premiums paid. The premiums paid for Executive Life for Scott Tabakin were for the Executive Survivorship Income Plan.

   (b) Imputed income for life insurance provided under Beverly's regular life insurance plan for amounts in excess of $50,000.

   (c) The Executive Deferred Compensation Plan, effective January 1, 1997, provides that participants may elect, prior to the beginning of each plan year, to defer up to 25% of base salary and up to 100% of bonus earned for that year. Deferral amounts up to 6% of base salary and bonus will be entitled to a 25% match. Participant deferrals and the match are credited to a participant's account which is deemed to be invested in Beverly stock. This plan is an unfunded plan, which is an unsecured obligation of Beverly. Beverly, to avoid market risk, currently maintains a "rabbi trust" which holds Beverly stock as a source out of which all or any portion of the benefits under the plan may be satisfied.

   (d) Reimbursement for premiums paid under regular medical and dental insurance.

                           OPTION/SAR GRANTS IN 1998

                                                                                                  GRANT
                                                        INDIVIDUAL GRANTS                      DATE VALUE
                                        --------------------------------------------------    -------------
                                        NUMBER OF     % OF TOTAL
                                        SECURITIES     OPTIONS/
                                        UNDERLYING       SARS
                                         OPTIONS/     GRANTED TO    EXERCISE
                                           SARS       EMPLOYEES     OR BASE                    GRANT DATE
                                         GRANTED      IN FISCAL      PRICE      EXPIRATION    PRESENT VALUE
                 NAME                      (#)           YEAR        ($/SH)        DATE            ($)
                 ----                   ----------    ----------    --------    ----------    -------------
David R. Banks........................   882,857(1)     36.73%       $14.25      02/19/08      $7,442,485(3)
Boyd W. Hendrickson...................   183,700(2)     17.65%         6.50      12/10/08         799,095(4)
William A. Mathies....................    87,400(2)      3.71%         6.50      12/10/08         380,190(4)
Bobby W. Stephens.....................    87,400(2)      3.71%         6.50      12/10/08         380,190(4)
Scott M. Tabakin......................    87,400(2)      3.71%         6.50      12/10/08         380,190(4)

------------

(1) Nonqualified stock options granted on February 19, 1998. These options become fully exercisable according to the following schedule:

            Date       Shares
          --------     -------
          02/19/99     132,698
          02/19/00     132,698
          02/19/01     132,698
          02/15/02     352,066
          02/19/02     132,697

(2) Nonqualified stock options granted on December 10, 1998. 25% of these options become fully exercisable one year from the grant date and 25% per year thereafter on a cumulative basis.

(3) The Black-Scholes option pricing method was used to calculate present value as of the date of grant, February 19, 1998. The present value as of the date of grant, calculated using the Black-Scholes method, was based on assumptions about future interest rates, stock price volatility and dividend yield. The Black-Scholes model is a complicated mathematical formula widely used to value exchange traded options. However, stock options granted to executive officers differ from exchange traded options in two key respects: options granted to executives and others are long-term and generally subject to vesting restrictions while exchange traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of and dividend yield on the security underlying the option, the risk-free rate of return on the grant date and the term of the option. In calculating the grant date present value set forth in the table, a factor of .393 was assigned to the volatility of Beverly stock, based on daily stock quotations for the 36 months preceding the date of grant. The yield on Beverly stock was set at 0.00%. The risk-free rate of return was fixed at 4.92%, the 10 year U.S. Treasury Strip Rate on the date of grant. The exercise of the options was assumed to occur at the end of the actual option term of 10 years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Beverly stock on the date of exercise.

(4) The Black-Scholes option pricing method was used to calculate present value as of the date of grant, December 10, 1998. In calculating the grant date present values set forth in the table, a factor of .498 was assigned to the volatility of Beverly stock based on daily stock market quotations for the 36 months preceding the date of grant. The yield on Beverly stock was set at 0.00%. The risk-free rate of return was fixed at 4.98%, the 10 year U.S. Treasury Strip Rate on the date of grant. The exercise of the options was assumed to occur at the end of the actual option term of 10 years.

 AGGREGATED OPTION/SAR EXERCISES IN 1998 AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information concerning:

     - the exercise, in 1998, of options to purchase Beverly stock by the individuals named in the Summary Compensation Table.

     - unexercised options to purchase Beverly stock held by such individuals at December 31, 1998.

                                                                                                  VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                                  OPTIONS/SARS FY-END              OPTIONS/SARS FY-END
                                                                        12/31/98                        12/31/98
                                   ACQUIRED ON     VALUE                  (#)                            ($)(2)
                                    EXERCISE      REALIZED    ----------------------------    -----------------------------
                                       (#)         ($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                                   -----------    --------    -----------    -------------    -----------     -------------
David R. Banks...................      None           None      364,126         973,982        $800,637          $     0
Boyd W. Hendrickson..............    52,500       $283,260      246,188         249,512           5,148           45,925
William A. Mathies...............      None           None      130,950         127,900               0           21,850
Bobby W. Stephens................      None           None      108,000         127,900               0           21,850
Scott M. Tabakin.................      None           None      153,900         127,900               0           21,850

----------
(1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the closing price of Beverly stock on the New York Stock Exchange Composite as reported in the Wall Street Journal) over the relevant exercise price(s).

(2) The value is calculated based on the aggregate amount of the excess of the closing price of Beverly stock on the New York Stock Exchange Composite for December 31, 1998, $6.75, over the relevant exercise prices.

                               PERFORMANCE GRAPH

       The following graph shows a five-year comparison of cumulative total returns for Beverly, the S&P Midcap 400 Index and the S&P Health Care (Long
Term)-Super 1500. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

                                                                                               S&P
                                                                                              HEALTH
                                                                                               CARE
                                                                             S&P              (LONG
                Measurement Period                       BEVERLY            MIDCAP            TERM)-
               (Fiscal Year Covered)                   ENTERPRISES        400 INDEX         SUPER 1500
1993                                                              100               100               100
1994                                                              108                96               112
1995                                                               80               126               126
1996                                                               96               150               140
1997                                                              136               199               185
1998                                                               70               237                86

------------

Source: Standards & Poor's Compustat

       The total cumulative return on investment (change during the year in stock price plus reinvested dividends) for each of the periods for Beverly, the S&P Midcap 400 Index and the S&P Health Care (Long Term)-Super 1500 are based on the stock price or the composite index on December 31, 1993.

       The form of the chart above is in accordance with Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These charts do not reflect Beverly's forecast of future financial performance.

       The performance graph and its description above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that Beverly specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                      EMPLOYMENT CONTRACTS, TERMINATION OF
                  EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

       Beverly has entered into employment agreements with each of the executive officers named in the Summary Compensation Table. These employment agreements extend for as long as the executive officer is employed unless Beverly elects to terminate the agreement with three years advance notice.

       The employment agreements provide for:

       -       a stated minimum base salary
       -       participation in all benefit plans
       -       participation in the Annual Incentive Plan
       -       severance benefits in the event of a change in control
       - severance benefits upon termination of employment under certain other circumstances

       In the event of a change in control of Beverly, specified severance benefits are provided under the employment agreements if any one of the following types of employment termination occur:

       -       by Beverly, without cause
       -       by the executive officer for good reason
       - by the executive officer without good cause during a 31 day period commencing on the first day of the 13th month following the change in control

     For purposes of the employment agreements, a "change in control" means the occurrence of any one of the following events or transactions:

       - those directors that were members of the Board before any of the transactions listed below cease to be a majority of the Board:

               -       contested election of directors; or
               - any tender or exchange offer, merger or other business combination or sale of assets;

       -       any entity, person or group, including any "group" defined in
               Section 13(d)(3) of the Securities Exchange Act, but excluding any Beverly employee benefit plan, becomes the beneficial owner of thirty percent (30%) or more of the outstanding Beverly shares; or

       -       any one of the following transactions occur:

               - Beverly consolidates or merges with another entity and does not survive;
               - another entity consolidates or merges with Beverly, Beverly is the survivor and all or part of the outstanding Beverly stock is exchanged;
               - Beverly becomes a subsidiary of another entity through a statutory share exchange; or
               - Beverly sells or transfers fifty percent (50%) or more of its assets or earning power.

       "Change in control" does not occur in any transaction where the core business and assets are transferred to another entity and:

       - the majority of Beverly's Board constitutes a majority of the board of the other entity after the transfer; and
       - more than seventy percent (70%) of Beverly's stockholders become stockholders of the other entity and control more than seventy percent (70%) of the voting stock of the other entity.

       The employment agreements also provide for severance benefits without a "change in control" if employment is terminated by:

       -       Beverly without cause; or
       -       by the executive for good reason.

       The severance benefits for the named executive officers consist of:

       -       where there has been a "change in control":

               -       three years of base pay plus target bonus
               -       vesting in all stock-based compensation
               - three year continuation of medical, dental and disability coverage
               -       lifetime coverage on life insurance
               -       relocation within the United States

       - where there is termination, as outlined above, without a "change in control":

               -       base pay, plus target bonus is reduced to two years
               - continuation of medical, dental and disability coverage is reduced to two years
               -       all other benefits are the same as in a change in control

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Beverly's executive officers and directors are required to file initial reports of ownership and reports of change in ownership with the Commission and furnish Beverly with copies of all Section 16(a) forms they file.

       Based solely on information provided to us by individual officers and directors, we believe that during 1998 our executive officers and directors have timely complied with all filing requirements applicable to them.

                                 OTHER MATTERS

       The Board knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.

                                       ROBERT W. POMMERVILLE
                                       Secretary

April 23, 1999
Fort Smith, Arkansas

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Your Board of Directors recommends a vote FOR approval of all proposals.

1. ELECTION OF DIRECTORS:    FOR all nominees [ ]     WITHHOLD AUTHORITY to vote    [ ]       *EXCEPTIONS   [ ]
                             listed below             for all nominees listed below


Nominees:  Beryl F. Anthony, Jr., David R. Banks, Carolyne K. Davis, R.N., Ph.D., James R. Greene, Boyd W. Hendrickson,
           Edith E. Holiday, Jon E.M. Jacoby, Risa J. Lavizzo-Mourey, M.D., and Marilyn R. Seymann, Ph.D.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions
            -----------------------------------------------------------------------------------------------------------
If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.
2. APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1999.


                                            FOR   [ ]   AGAINST  [ ]   ABSTAIN  [ ]


                                                                                     Change of Address and
                                                                                     or Comments Mark Here [ ]

                                                                                NOTE: Please sign exactly as name appears on this
                                                                                Proxy. When shares are held by joint tenants, both
                                                                                should sign. When signing as attorney, as executor,
                                                                                administrator, trustee or guardian, please give
                                                                                full title as such. If a corporation, please sign
                                                                                in full corporate name by President or other
                                                                                authorized officer. If a partnership, please sign
                                                                                in partnership name by authorized person.

                                                                                Dated:                         , 1999
                                                                                       ------------------------

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                            Signature of Stockholder(s)

                                                                                Votes must be indicated
                                                                                (x) in Black or Blue ink. [ ]


                              PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.
--------------------------------------------------------------------------------------------------------------------

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                           BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 31, 1999 at the Annual Meeting of Stockholders to be held on May 27, 1999 and any and all adjournment or postponements thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directors named in the Proxy Statement; and FOR the appointment of Ernst & Young LLP as independent auditors for 1999.

                    (Continued and to be signed and dated on the reverse side.)



                                             BEVERLY ENTERPRISES, INC.
                                             P.O. BOX 11358
                                             NEW YORK, N.Y. 10203-0358

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